united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22483

Copeland Trust

(Exact name of Registrant as specified in charter)

Eight Tower Bridge, 161 Washington St., Suite #1325 Conshohocken, PA 19428

(Address of principal executive offices) (Zip code)

Gemini Fund Services, LLC, 80 Arkay Drive Suite 10, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: (631) 470-2619

Date of fiscal year end: 11/30

Date of reporting period: 11/30/19

Item 1. Reports to Stockholders.

Copeland Risk Managed Dividend Growth Fund Copeland International Risk Managed Dividend Growth Fund Copeland SMID Cap Dividend Growth Fund

Annual Report November 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.copelandfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling the Fund at 1-888-9-COPELAND (1-888-926-7352) or by contacting your financial intermediary. Your election to receive reports in paper will apply to all Copeland Funds you hold directly or through your financial intermediary.

Investor Information: 1-888-9-COPELAND

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC
Member FINRA

Copeland Risk Managed Dividend Growth Fund
Annual Report
November 30, 2019

Dear Fellow Shareholders,

Copeland Capital Management is pleased to review the performance of the Copeland Risk Managed Dividend Growth Fund for the fiscal year beginning December 1, 2018 through November 30, 2019. Unless otherwise stated herein, all data and statistics that follow are as of November 30, 2019.

During the twelve-month period ended November 30, 2019, the Class I shares of the Fund delivered a +1.4% return versus the +16.1% advance posted by the S&P 500 Index. The underperformance was attributable to the large cash and cash equivalent position held by the Fund throughout much of the measurement period. This defensive posture was triggered by a peak-to-trough market decline of 19.8% in late 2018 which caused a number of our proprietary sector signals to turn negative. In fact, all but the Utilities sectors turned negative in January of 2019, dictating a 75% cash position in the Fund. Our equity selection within the Utilities sector was additive to the Fund’s performance as our holdings advanced by just under 21% on average versus the 16% gain registered by the broader Utilities sector.

While we are disappointed to not have more fully participated in the market gains recorded over the course of 2019, it is instructive to recall that the Fund is focused first and foremost on protecting capital when our model suggests a high probability of a market decline. Our ability to eliminate sector exposures and raise cash has resulted in significantly lower volatility than the broader benchmark over the life of the Fund. At the same time, the Fund has advanced by over 8% since inception on an annualized basis.

The sharp market pullback, in the waning months of 2018, was heavily influenced by the Federal Reserve which implemented four rate hikes during the year. The final hike in December 2018 brought the Federal Funds rate to 2.5% and the monetary authority appeared poised to embark upon additional tightening in 2019. In response, the markets staged a dramatic pullback amidst fears that an overzealous Federal Reserve was about to precipitate an economic recession. The monetary authority blinked, cutting rates three times during 2019 and restoring the Federal Funds Rate to its present level of 1.75%. The 180 degree turn in monetary policy whipsawed both the broader equity market and the Fund in particular as prior losses were quickly reversed over the course of 2019.

The unfolding market rally triggered a positive reading for both our Industrial and Technology sector signals, during the latter half of 2019, prompting us to renew exposure to these segments of the market. As such, when the period drew to a close, the Fund was 75% invested across the Technology, Industrials and Utilities sectors while maintaining a 25% cash position. Should the market rally continue in the months ahead, we would anticipate that the Fund will further broaden its sector exposure and shift to a fully invested position.

Our stock selection in the Communication Services and Utilities sectors of the market bolstered Fund returns. Cable One (CABO, 3.2% of holdings) was the top performing holding, advancing over 92% during the period. The rural cable operator continued to successfully execute its strategy of deemphasizing low margin video customers while growing its high margin internet customers. Additionally, the company has made progress on its rural cable acquisition strategy by buying Fidelity Communications in April for $525 million, in what we believe will turn out to be a highly accretive deal for the company. We were also encouraged by the cable operator’s 13% dividend increase in August. A second standout performer, Cogent Communications (CCOI, 0.0%), which rose over 35% during the period, also hails from the Communications Services sector. The internet services provider benefitted from robust internet traffic growth of 32% in the most recently completed quarter. The sharp acceleration helped fuel revenue and earnings before interest, taxes, depreciation and amortization (“EBITDA”) advances of 6% and 8%, respectively, during the quarter. Reflective of strong underlying fundamentals, CCOI hiked the dividend by 15% in early May. In September, we elected to take profits and eliminate our position as newly positive signals in the Technology and Industrial sectors dictated that we reduce exposure to the Utilities/Telecom segment in order to fund new investments in the aforementioned sectors.

On the downside, Fund holding Perrigo (PRGO, 0.0% of holdings) was the worst performer in the Fund, falling just under 35% during the period. In December, the maker of OTC store branded drugs received notification of a $1.64 billion tax assessment from the Irish government. While Perrigo has appealed the tax issuance, an adverse ruling has the potential to inhibit the pharmaceutical company’s ability to invest in the business, pay down debt, repurchase shares and make acquisitions. We exited the shares in early January 2019, along with the balance of our Health Care holdings as dictated by a negative signal from our proprietary ranking system. FactSet Research Systems (FDS, 2.1% of holdings) was also a laggard as shares retreated over 22% during our holding period. In September 2019, the provider of financial information, data and software solutions provided 2020 guidance which was below investor’s expectations. Earnings were projected to be flat relative to 2019 while operating margins were anticipated to compress by 100 basis points as the company makes further investments in content and technology. Annual subscription value, a key measure of recurring revenue, was expected to expand by roughly 5% in the year ahead. While disappointed in the lack of anticipated earnings growth, we continue to embrace the unique position which FactSet holds as a valued provider of financial information. We have maintained our position in the shares and will closely monitor the extent to which upcoming investments contribute to longer term earnings growth.

We at Copeland remain intently focused on the long-term prospects of companies held in the Fund, with a particular emphasis on the capacity of each to continue to grow its dividend over time. We continue to favor companies that we believe retain noteworthy competitive advantages in their respective industries, are cash generative, and are overseen by managements with capital allocation discipline and an eye on the shareholder. With the markets taking on a more discerning tone of late, we believe that our focus on these high-quality dividend growth companies stands to be of particular benefit to Fund shareholders. Further, the ability of the Fund to eliminate exposure to vulnerable sectors and to take a more defensive posture, even in cash and short duration fixed income instruments when risks are particularly high, is likely to be of heightened importance.

Thank you for the confidence you have placed in Copeland and for your investment in the Copeland Risk Managed Dividend Growth Fund.

The views and opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed. The Fund holdings discussed herein are for informational purposes only and should not be perceived as investment recommendations by Copeland Capital Management. Holdings are subject to change, may not represent current holdings and are subject to risk. Performance data quoted here represents past performance. Past performance is no guarantee of future results. The return quoted reflects fee waivers and expense reimbursements in effect and would have been lower in their absence. Current performance may be lower or higher than the performance quoted above. The risks of investing in the Copeland Funds vary from fund to fund; to see the risks of investing in an individual fund, please refer to that fund’s latest prospectus.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses. The S&P 500® Index is a market-capitalization-weighted index of the stocks of 500 leading companies in major industries of the U.S. economy.

1008-NLD-1/14/2020

Copeland International Risk Managed Dividend Growth Fund
Annual Report
November 30, 2019

Dear Fellow Shareholders,

Copeland Capital Management is pleased to review the performance of the Copeland International Risk Managed Dividend Growth Fund for the fiscal year beginning December 1, 2018 through November 30, 2019. Unless otherwise stated herein, all data and statistics that follow are as of November 30, 2019.

During the fiscal year ended November 30, 2019, the Class I shares of the Copeland International Risk Managed Dividend Growth Fund delivered a return of +7.1%, which compared to a +12.6% return recorded by the Fund’s benchmark, the MSCI World ex-US Index. During the past year, global markets recovered fully from the sharp sell-off in the fourth quarter of 2018, with a number of the leading indices in North America and Europe reaching new all-time highs by late 2019. Coordinated monetary policy stimulus by the World’s Central Banks was the primary driver of the improving market backdrop during the Fund’s fiscal year. In this context, the Fund’s relative performance shortfall was driven primarily by asset allocation related to its risk management methodology: defensive posturing during the first half of 2019, with about 50% of its net asset value held in cash and fixed-income securities, accounted for the bulk of the lagging Fund results relative to the benchmark.

Copeland’s risk management techniques, which helped the Fund to comfortably outperform the broader market declines during 2018, were the key detractor from relative performance in 2019. As a result of material declines in most market segments during the latter part of 2018 (many foreign equity markets experienced declines in excess of 20%), liquidations were triggered late in the year in the Financial, Consumer Discretionary, Materials, Industrial, Information Technology, and Health Care sectors. Accordingly, the Fund commenced 2019 with equity investments in only two sectors of the market, Utilities and Consumer Staples, comprising only 50% of the Fund’s net asset value. With the MSCI World ex-US Index appreciating by greater than 10% in the first six months of 2019, the shortfall in Fund performance occurred entirely in the first half of the year. Further, as markets continued their path of recovery during the year, Copeland’s risk-managed sector signals triggered “buys” in Industrials and Information Technology, such that by the end of the summer, the Fund was no longer defensively postured, with 100% exposure to equities invested in four sectors of the market.

Given the effects of asset allocation on fiscal year results for the Fund, stock selection played a less significant role than normal. Favorable stock selection was generated within the Consumer Staples and Utility segments, the only two represented throughout the entire year. Among staples holdings, Kerry Group (2.5%) in Ireland and Nestle (2.4%) in Switzerland were the leading contributors. Kerry, the world’s largest flavors and ingredients company, continues to enjoy healthy demand associated with the substantial shift in consumer preferences toward healthier food options. Nestle, meanwhile, has benefited from the ongoing transformation of its leading brand portfolio, while successfully allocating capital to its most dominant categories including coffee and nutrition. Offsetting these gains were holdings in Philip Morris International (0.0%), which lagged on the shifting regulatory landscape for traditional and e-cigarettes. Cosmos Pharmaceutical (2.7%) was the other laggard in the group, as ongoing wage pressures in Japan weighed on sentiment for the drug retailers. Among utilities, holdings in Japanese telco KDDI (2.5%) helped boost results as cellular pricing competition was less severe than anticipated, while U.K. water utility Pennon Group (2.3%) enjoyed accelerating results from its waste to energy operations, as well as reduced political risk. In contrast, deteriorating macroeconomic conditions in China/Hong Kong resulted in below market performance from holdings in the H.K.-based electric utility CLP Holdings (1.8%) and China Mobile (0.0%). During the brief period of exposure during the final months of the Fund’s fiscal year, stock selection within the Industrial and Information Technology segments proved modestly negative. Specific positions detracting from performance included MTU Aero Engines (2.3%), the German civil aerospace company, and Temenos (1.9%), a Swiss-based IT software manufacturer.

Looking to 2020, we expect reasonably healthy economic underpinnings around the globe to prove supportive for equity markets. The stability in global economic conditions relates in large part to the coordinated Central Bank easing which commenced in earnest about a year ago. Further, our sense is that the dual threats of trade wars and “Brexit” are far less pronounced today than during most of 2019. Of course, after a decade-long rally in equity markets around the globe, there is no denying the above-average market valuations, and indications of decelerating earnings growth on a worldwide basis. As always, our focus at Copeland remains fully committed to a lower-risk approach to international equity investing, regardless of the climate for foreign equities. We continue to rely on our proven dividend-growth approach to stock selection, complemented by Copeland’s quantitative risk control methods. We believe that our methodology, which seeks healthy participation in normal to rising market environments, while striving to preserve principal value in declining markets, should offer shareholders attractive risk-adjusted returns over time.

Thank you for your confidence in Copeland Capital Management, and for your investment in the Copeland International Risk Managed Dividend Growth Fund.

The views and opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed. The Fund holdings discussed herein are for informational purposes only and should not be perceived as investment recommendations by Copeland Capital Management. Holdings are subject to change, may not represent current holdings and are subject to risk. Performance data quoted here represents past performance. Past performance is no guarantee of future results. The return quoted reflects fee waivers and expense reimbursements in effect and would have been lower in their absence. Current performance may be lower or higher than the performance quoted above. The risks of investing in the Copeland Funds vary from fund to fund; to see the risks of investing in an individual fund, please refer to that fund’s latest prospectus.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses. The MSCI World ex-US® Index measures the performance of global equity markets, excluding the United States. The MSCI EAFE Index is an equity index which captures large and mid-cap representation across 21 Developed Markets countries around the world, excluding the U.S. and Canada. With 921 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

1008-NLD-1/14/2020

Copeland SMID Cap Dividend Growth Fund
Annual Report
November 30, 2019

Dear Fellow Shareholders,

Copeland Capital Management is pleased to review the performance of the Copeland SMID Cap Dividend Growth Fund for the fiscal year beginning December 1, 2018 through November 30, 2019. Unless otherwise stated herein, all data and statistics that follow are as of November 30, 2019.

During the twelve-month period ended November 30, 2019, Class I shares of the Fund delivered a +15.1% return, versus the +11.4% advance posted by the Russell 2500 Index. These strong returns were hard fought, as markets vacillated materially during the period, heavily influenced by actions of the Federal Reserve and the trade battle with China. The period began during a sharp market pullback as the Federal Reserve implemented the last of the four rate hikes in 2018. This final hike in December 2018 brought the Federal Funds rate to 2.5% and the monetary authority appeared poised to embark upon additional tightening, driving fears that an overzealous Federal Reserve was about to precipitate an economic recession. The monetary authority then reversed course, cutting rates three times during 2019 and restoring the Federal Funds Rate to its present level of 1.75%. The 180 degree turn in monetary policy drove the Russell 2500 Index to new highs by the end of the period. This uptrend, however, was constantly in question, as significant drawdowns in the second and third quarters of 2019 were precipitated by economic warning signs as the U.S. and China implemented tariffs on each other in a series of intensifying retaliations. Finally, the period ended with a rebound as a “first stage” trade deal with China emerged and global economic activity appeared to stabilize. We are pleased to have had strong performance during an overall period of strong market returns, aided by the market swings described above. We believe our dividend growth strategy behaved as it was designed, delivering resiliency during the downdrafts while reasonably participating in the rebounds, aided in both instances by strong rates of dividend growth.

Our stock selection in the Financials sector most significantly aided Fund returns. MarketAxess Holdings (MKTX, 1.7%), which operates an innovative electronic trading platform for fixed income securities, rallied as market share gains were evident in MarketAxess rapidly expanding trading volumes. Robust earnings growth, projected to reach 18% for the year, enabled the company’s recent 21% hike in its dividend. Cohen & Steers (CNS, 1.9%), the leading investment manager specializing in real estate, benefited from rising markets as well as robust asset inflows. The company increased its regular dividend for the tenth consecutive year, this time at a 9% pace, while also sweetening the pot with a special dividend for the sixth year in a row. The Fund also benefited from holdings in the Communications sector, in particular via Cable One (CABO, 1.9%), a rural cable and broadband internet services provider. The company continued to successfully execute its strategy of deemphasizing low margin video customers while growing its high margin internet customers. Additionally, the company has made progress on its rural cable acquisition strategy by buying Fidelity Communications in April 2019 for $525 million, in what we believe will turn out to be a highly accretive deal. We were also encouraged by the cable operator’s 13% dividend increase in August 2019.

The Energy sector was the toughest area of the market during the period, as oil prices crashed in late 2018, and failed to materially recover, leading to investor concerns about excess production and capacity of pipelines. Antero Midstream (AM, 0.0%), a natural gas and liquids pipeline operator in the Marcellus and Utica shales, struggled to maintain forecasts as prospects for volume growth deteriorated. The stock was sold as the risk grew that the dividend would not be adequately covered by cash flows. Natural gas producer Cabot Oil & Gas (COG, 1.1%) also found its stock under pressure as gas prices fell. However, the company delivered strong free cash flows while only modestly slowing production, and still managed to raise the dividend twice during the period for a total 42% increase. Healthcare Services Group (HCSG, 0.6%) is the leading outsourced provider of laundry and food services to the nursing home industry. The company struggled during the year as its customer base dealt with changes to government reimbursement levels and rising costs. As a result, some customers had trouble paying their bills and a few went bankrupt, which led to deteriorating dividend coverage and the stock was sold from the portfolio.

The market’s strength stands in contrast to the poor corporate performance recorded over the course of 2019. Earnings growth was negligible for Large Cap stocks and even negative for SMID Cap companies, but valuation multiples expanded as optimism for the future grew. Irrespective of near-term market trends, we at Copeland remain intently focused on the long-term prospects of companies held in the Fund, with a particular emphasis on the capacity of each to continue to grow its dividend over time. We continue to favor companies that we believe retain noteworthy competitive advantages in their respective industries, are cash generative, and are overseen by managements with capital allocation discipline and an eye on the shareholder. By owning a diversified portfolio of such companies, we hope to deliver better than benchmark returns over time, but with less volatility than is typically found when owning SMID Cap stocks.

Thank you for the confidence you have placed in Copeland and for your investment in the Copeland SMID Cap Dividend Growth Fund.

The views and opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed. The Fund holdings discussed herein are for informational purposes only and should not be perceived as investment recommendations by Copeland Capital Management. Holdings are subject to change, may not represent current holdings and are subject to risk. Performance data quoted here represents past performance. Past performance is no guarantee of future results. The return quoted reflects fee waivers and expense reimbursements in effect and would have been lower in their absence. Current performance may be lower or higher than the performance quoted above. The risks of investing in the Copeland Funds vary from fund to fund; to see the risks of investing in an individual fund, please refer to that fund’s latest prospectus.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses. The Russell 2500 Index is comprised of the bottom 2500 companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

1008-NLD-1/14/2020

Copeland Risk Managed Dividend Growth Fund
Portfolio Review (Unaudited)
December 28, 2010* through November 30, 2019

Performance of a $10,000 Investment (as of November 30, 2019)

Average Annualized			Since	Since	Since
Total Returns as of			Inception	Inception	Inception
November 30, 2019	One Year	Five Year	Class A*	Class C*	Class I*
Copeland Risk Managed
Dividend Growth Fund:
Class A
Without sales charge	1.32%	4.89%	8.33%	—	—
With sales charge+	(4.59)%	3.66%	7.61%	—	—
Class C	0.54%	4.10%	—	8.27%	—
Class I	1.43%	5.06%	—	—	8.28%
S&P 500 Index	16.11%	10.98%	13.13%	14.38%	13.69%
Russell 3000 Index	15.49%	10.61%	12.78%	14.14%	13.30%

*	Class A shares commenced operations on December 28, 2010. Class C commenced operations on January 5, 2012. Class I commenced operations March 1, 2013.

+	Adjusted for initial maximum sales charge of 5.75%.

The S&P 500 Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The performance and returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption of Fund shares. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. For performance information current to the most recent month-end please call toll-free 1-888-9-COPELAND (1-888-926-7352). Additional information can be found by visiting our website, www.copelandfunds.com. The Fund’s gross annual operating expense ratio, as stated in the current prospectus, is 1.71%, 2.45%, and 1.53%,for Class A, Class C, and Class I shares, respectively, and its net annual operating expense ratio is 1.45%, 2.20%, and 1.30%, for Class A, Class C, and Class I shares, respectively. These ratios can fluctuate and may differ from the expense ratios disclosed in the Financial Highlights section of this report. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until March 31, 2020, to ensure that total annual fund operating expenses after fee deferral and/or reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses such as litigation) will not exceed 1.45%, 2.20% and 1.30% of Class A, Class C and Class I shares, respectively, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been deferred or reimbursed) if such recoupment can be achieved without exceeding the lesser of the expense limitation in effect at the time of the deferral and at the time of the repayment.

Copeland International Risk Managed Dividend Growth Fund
Portfolio Review (Unaudited)
December 17, 2012* through November 30, 2019

Performance of a $10,000 Investment (as of November 30, 2019)

Average Annualized
Total Returns as of			Since
November 30, 2019	One Year	Five Year	Inception*
Copeland International Risk Managed
Dividend Growth Fund:
Class A
Without sales charge	6.97%	2.28%	3.42%
With sales charge+	0.81%	1.07%	2.54%
Class C	6.13%	1.52%	2.65%
Class I	7.07%	2.40%	3.54%
MSCI World ex US Index (net)	12.57%	4.06%	5.73%

*	The Fund commenced operations December 17, 2012.

+	Adjusted for initial maximum sales charge of 5.75%.

The MSCI World ex US Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets excluding holdings in the United States and is net any withholding taxes. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The performance and returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption of Fund shares. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. For performance information current to the most recent month-end please call toll-free 1-888-9-COPELAND (1-888-926-7352). Additional information can be found by visiting our website, www.copelandfunds.com. The Fund’s gross annual operating expense ratio, as stated in the current prospectus is 2.34%, 3.09%, and 2.19%, for Class A, Class C, and Class I shares, respectively, and its net annual operating expense ratio is 1.60%, 2.35%, and 1.45% for its Class A, Class C, and Class I shares, respectively. These ratios can fluctuate and may differ from the expense ratios disclosed in the Financial Highlights section of this report. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until March 31, 2020, to ensure that total annual fund operating expenses after fee deferral and/or reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses such as litigation) will not exceed 1.60%, 2.35%, and 1.45% of Class A, Class C and Class I shares, respectively, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been deferred or reimbursed) if such recoupment can be achieved without exceeding the lesser of the expense limitation in effect at the time of the deferral and at the time of the repayment.

Copeland SMID Cap Dividend Growth Fund
Portfolio Review (Unaudited)
February 27, 2017* through November 30, 2019

Performance of a $10,000 Investment (as of November 30, 2019)

		Since	Since
Total Returns as of		Inception	Inception
November 30, 2019	One Year	Class I*	Class A*
Copeland SMID Cap Dividend Growth Fund:
Class I	15.12%	11.16%	—
Class A
Without sales charge	—	—	14.68%
With sales charge+	—	—	8.06%
Russell 2500 Index	11.41%	8.52%	10.58%

*	Class I shares commenced operations February 27, 2017. Class A commenced operations February 11, 2019

+	Adjusted for initial maximum sales charge of 5.75%.

The Russell 2500 Index is comprised of the smallest 2500 companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The performance and returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption of Fund shares. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. For performance information current to the most recent month-end please call toll-free 1-888-9-COPELAND (1-888-926-7352). Additional information can be found by visiting our website, www.copelandfunds.com. The Fund’s gross annual operating expense ratio, as stated in the current prospectus is 10.39% and 10.14% for Class A and Class C shares, respectively, and its net annual operating expense ratio is 1.20% and 0.95% for Class A and Class I shares, respectively. This ratio can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights section of this report. The Fund’s adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least March 31, 2020, to ensure that total annual fund operating expenses after fee deferral and/or reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses such as litigation) will not exceed 1.20% and 0.95% of Class A and Class I shares, respectively, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been deferred or reimbursed) if such recoupment can be achieved without exceeding the lesser of the expense limitation in effect at the time of the deferral and at the time of the repayment.

Copeland Risk Managed Dividend Growth Fund
PORTFOLIO OF INVESTMENTS
November 30, 2019

Shares	Security	Market Value

	COMMON STOCK - 76.8%
	AEROSPACE/DEFENSE - 5.0%
20,999	HEICO Corp.	$2,727,560
9,349	Lochkeed Martin Corp.	3,655,739
		6,383,299
	COMPUTERS - 4.9%
16,078	Accenture PLC	3,234,250
11,617	Apple, Inc.	3,104,643
		6,338,893
	DIVERSIFIED FINANCIAL SERVICES - 2.5%
17,314	Visa, Inc.	3,194,606

	ELECTRIC - 6.9%
225,242	Algonquin Power & Utilities Corp.	3,144,378
13,449	NextEra Energy, Inc.	3,144,645
29,793	WEC Energy Group, Inc.	2,641,149
		8,930,172
	ENVIRONMENTAL CONTROL - 4.7%
30,465	Tetra Tech, Inc.	2,689,755
37,634	Waste Connections, Inc.	3,407,759
		6,097,514
	GAS - 3.9%
23,449	Atmos Energy Corp.	2,508,105
27,113	Chesapeake Utilities Corp.	2,471,079
		4,979,184
	HOUSEWARES - 2.3%
37,180	Toro Co.	2,906,732

	INTERNET - 2.2%
21,339	CDW Corp.	2,881,832

	MACHINERY - CONSTRUCTION & MINING - 2.1%
45,383	BWX Technologies, Inc.	2,728,880

	MEDIA - 8.3%
2,662	Cable One, Inc.	4,086,170
88,261	Comcast Corp.	3,896,723
10,466	FactSet Research Systems, Inc.	2,717,497
		10,700,390
	RETAIL - 2.3%
40,284	MSC Industrial Direct Co., Inc.	2,957,248

	SEMICONDUCTORS - 5.6%
8,024	Broadcom, Inc.	2,537,269
20,093	Texas Instruments, Inc.	2,415,380
24,844	Xilinx, Inc.	2,305,026
		7,257,675
	SHIPBUILDING - 3.2%
16,401	Huntington Ingalls Industries, Inc.	4,127,640

	SOFTWARE - 9.5%
23,297	Broadridge Financial Solutions, Inc.	2,882,072
11,346	Intuit, Inc.	2,937,366
22,160	Microsoft Corp.	3,354,581
35,942	Paychex, Inc.	3,095,325
		12,269,344
	TELECOMMUNICATIONS - 4.6%
37,001	LogMeln, Inc.	2,885,338
17,934	Motorola Solutions, Inc.	3,000,358
		5,885,696
	TRANSPORTATION - 4.7%
39,650	CH Robinson WorldWide, Inc.	3,047,103
16,861	Union Pacific Corp.	2,967,369
		6,014,472
	UTILITIES - 4.1%
27,401	American States Water Co.	2,337,031
23,833	American Water Works Co., Inc.	2,884,508
		5,221,539

	TOTAL COMMON STOCK (Cost - $88,152,191)	98,875,116

The accompanying notes are an integral part of these financial statements.

Copeland Risk Managed Dividend Growth Fund
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2019

Principal		Interest	Maturity
Amount	Security	Rate %	Date	Market Value

	U.S GOVERNMENT OBLIGATIONS - 22.4%
$29,110,000	U.S Treasury Note	1.125	7/31/2021	$28,849,601
	TOTAL U.S GOVERNMENT OBLIGATIONS (Cost - $28,862,960)

	TOTAL INVESTMENTS - 99.2% (Cost - $117,015,151)			$127,724,717
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.8%			1,065,825
	NET ASSETS - 100.0%			$128,790,542

PLC - Public Limited Company

Portfolio Composition as of November 30, 2019

Sector	Percent of Net Assets
Information Technology	31.4%
Industrials	24.2%
US Treasury Note	22.4%
Utilities	20.9%
Other Assets in Excess of Liabilities	1.1%
Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Copeland International Risk Managed Dividend Growth Fund
PORTFOLIO OF INVESTMENTS
November 30, 2019

Shares	Security	Market Value

	COMMON STOCK - 99.2%
	AEROSPACE/DEFENSE - 6.4%
9,609	CAE, Inc.	$258,193
1,326	MTU Aero Engines AG	359,228
2,289	Safran SA	374,520
		991,941
	BEVERAGES - 6.7%
9,332	Diageo PLC	381,335
3,929	Heineken Holding NV	376,805
1,569	Pernod Ricard SA	288,439
		1,046,579
	COMMERCIAL SERVICES - 6.9%
6,920	Loomis AB	289,172
16,820	RELX PLC	407,255
66,046	Rentokil Initial PLC	379,816
		1,076,243
	COMPUTERS - 8.7%
2,110	Accenture PLC	424,448
5,631	Logitech International S.A	246,227
9,900	Nihon Unisys Ltd.	318,338
2,700	Obic Co., Ltd.	358,389
		1,347,402
	COSMETICS/PERSONAL CARE - 7.6%
1,263	L’Oreal SA	360,373
12,700	Unicharm Corp.	415,946
6,744	Unilever NV	401,512
		1,177,831
	ELECTRIC - 5.3%
16,428	Algonquin Power & Utilities Corp.	230,419
27,410	CLP Holdings Ltd.	282,448
7,807	Fortis, Inc.	305,873
		818,740
	ELECTRONICS - 2.8%
1,704	Allegion PLC	204,531
1,600	Nidec Corp.	236,624
		441,155
	ENGINEERING & CONSTRUCTION - 1.1%
11,549	Homeserve PLC	179,997

	FOOD - 8.7%
3,083	Danone SA	253,861
25,981	Hilton Food Group PLC	334,434
3,053	Kerry Group PLC	391,785
3,620	Nestle SA	376,069
		1,356,149
	GAS - 2.0%
5,593	Rubis SCA *	318,847

	MACHINERY-DIVERSIFIED - 5.8%
8,080	Atlas Copco AB - A Shares	296,200
3,729	Spirax-Sarco Engineering PLC	429,899
3,429	Toromont Industries Ltd.	177,872
		903,971
	MEDIA - 2.3%
14,851	Quebecor, Inc.	361,602

	MISCELLANEOUS MANUFACTURING - 1.0%
3,583	Aalberts Industries NV	151,789

	REAL ESTATE - 1.0%
6,000	Relo Group, Inc.	158,796

	RETAIL - 5.5%
13,222	Alimentation Couche-Tard, Inc.	432,620
2,088	Cosmos Pharmaceutical Corp.	421,180
		853,800

The accompanying notes are an integral part of these financial statements.

Copeland International Risk Managed Dividend Growth Fund
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2019

Shares	Security	Market Value

	COMMON STOCK - 99.2% (Continued)
	SEMICONDUCTORS - 2.5%
1,221	Broadcom, Inc.	$386,093

	SOFTWARE - 8.2%
2,863	Dassault Systemes SE	451,344
2,900	Oracle Corp Japan	266,830
2,415	SimCorp A/S	258,735
1,976	Temenos Group AG	299,919
		1,276,828
	TELECOMMUNICATIONS - 6.8%
6,709	BCE, Inc.	322,961
13,252	KDDI Corp.	380,429
7,029	Nippon Telegraph & Telephone Corp.	354,807
		1,058,197
	TRANSPORTATION - 7.6%
3,858	Canadian National Railway Co.	350,320
8,800	Kamigumi Co., Ltd.	195,040
7,200	Keisei Electric Railway Co., Ltd.	296,809
56,406	National Express Group PLC	338,043
		1,180,212
	WATER - 2.3%
30,480	Pennon Group PLC	359,281

	TOTAL COMMON STOCK (Cost - $14,077,149)	15,445,453

	TOTAL INVESTMENTS - 99.2% (Cost - $14,077,149)	$15,445,453
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.8%	132,883
	NET ASSETS - 100.00%	$15,578,336

*	Non-income producing security

PLC - Public Limited Company

Portfolio Composition as of November 30, 2019

Country	Percent of Net Assets
Japan	21.8%
Great Britain	18.0%
Canada	15.7%
France	13.1%
Ireland	6.6%
Netherlands	6.0%
Switzerland	5.9%
Sweden	3.8%
United States	2.5%
Germany	2.3%
Hong Kong	1.8%
Denmark	1.7%
Other Assets in Excess of Liabilities	0.8%
Net Assets	100.0%

Sector	Percent of Net Assets
Industrials	35.2%
Consumer Staples	28.6%
Information Technology	19.4%
Utilities	16.6%
Other Assets in Excess of Liabilities	0.2%
Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Copeland SMID Cap Dividend Growth Fund
PORTFOLIO OF INVESTMENTS
November 30, 2019

Shares	Security	Market Value

	COMMON STOCK - 94.7%
	AEROSPACE & DEFENSE - 1.5%
1,385	HEICO Corp.	$179,898

	BANKS - 4.3%
6,084	Bank OZK	180,573
8,953	Home BancShares, Inc.	168,495
2,388	Prosperity Bancshares, Inc.	167,757
		516,825
	CHEMICALS - 1.3%
1,021	Quaker Chemical Corp.	152,364

	COMMERCIAL SERVICES - 6.5%
2,531	Aaron’s, Inc.	147,810
2,714	Healthcare Services Group, Inc.	68,257
497	MarketAxess Holdings, Inc.	200,699
2,497	Monro, Inc.	183,280
4,119	Service Corp. International	181,318
		781,364
	DISTRIBUTION/WHOLESALE - 2.8%
4,818	Core-Mark Holding Co., Inc.	129,845
975	Pool Corp.	201,289
		331,134
	DIVERSIFIED FINANCIAL SERVICES - 4.7%
3,440	Cohen & Steers, Inc.	230,927
2,133	Evercore, Inc.	165,052
4,170	Lazard Ltd.	161,129
		557,108
	ELECTRIC - 1.7%
14,891	Algonquin Power & Utilities Corp.	207,878

	ELECTRICAL COMPONENTS & EQUIPMENT - 1.3%
856	Littelfuse, Inc.	155,287

	ELECTRONICS - 3.6%
3,284	Badger Meter, Inc.	203,608
1,835	Synnex Corp.	225,356
		428,964
	ENTERTAINMENT - 1.5%
729	Vail Resorts, Inc.	176,906

	ENVIRONMENTAL CONTROL - 1.9%
2,595	Tetra Tech, Inc.	229,113

	FOOD - 3.3%
2,097	Calavo Growers, Inc.	187,031
1,094	J&J Snack Foods Corp.	202,390
		389,421
	GAS - 1.0%
2,862	UGI Corp.	124,640

	HAND/MACHINE TOOLS - 1.4%
1,026	Snap-on, Inc.	164,632

	HEALTHCARE PRODUCTS - 4.3%
2,267	Cantel Medical Corp.	174,332
989	ResMed, Inc.	147,954
1,292	STERIS PLC	195,273
		517,559

The accompanying notes are an integral part of these financial statements.

Copeland SMID Cap Dividend Growth Fund
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2019

Shares	Security	Market Value

	COMMON STOCK - 94.7% (Continued)
	HEALTHCARE SERVICES - 6.6%
428	Chemed Corp.	$184,049
2,505	Encompass Health Corp.	177,128
4,662	Ensign Group, Inc.	202,471
1,569	Quest Diagnostics, Inc.	167,177
493	US Physical Therapy, Inc.	57,612
		788,437
	HOUSEHOLD PRODUCTS - 1.4%
2,410	Church & Dwight Co., Inc.	169,278

	HOUSEWARES - 1.4%
2,116	Toro Co.	165,429

	INTERNET - 1.2%
2,322	Cogent Communications Holdings, Inc.	145,543

	LODGING - 1.5%
3,020	Wyndham Hotels & Resorts, Inc.	174,949

	MACHINERY - CONSTRUCTION & MINING- 1.6%
3,234	BWX Technologies, Inc.	194,460

	MACHINERY - DIVERSIFIED - 3.1%
3,211	Cognex Corp.	161,128
1,229	Nordson Corp.	203,805
		364,933
	MEDIA - 3.2%
149	Cable One, Inc.	228,715
571	FactSet Research Systems, Inc.	148,260
		376,975
	OIL & GAS - 2.2%
8,019	Cabot Oil & Gas Corp.	127,823
3,847	Delek US Holdings, Inc.	131,991
		259,814
	PIPELINES - 1.2%
2,616	Phillips 66 Partners LP	145,790

	PRIVATE EQUITY - 1.4%
7,667	Kennedy-Wilson Holdings, Inc.	173,351

	REAL ESTATE INVESTMENT TRUSTS - 6.2%
1,246	Alexandria Real Estate Equities, Inc.	202,500
4,927	Americold Realty Trust	185,354
1,460	CoreSite Realty Corp.	165,549
2,062	Ryman Hospitality Properties, Inc.	183,992
		737,395
	RETAIL - 7.8%
7,688	Bloomin’ Brands, Inc.	184,896
1,058	Casey’s General Stores, Inc.	183,849
679	Domino’s Pizza, Inc.	199,830
2,421	MSC Industrial Direct Co., Inc.	177,726
2,025	Tractor Supply Co.	191,241
		937,542

The accompanying notes are an integral part of these financial statements.

Copeland SMID Cap Dividend Growth Fund
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2019

Shares	Security	Market Value

	COMMON STOCK - 94.7% (Continued)
	SEMICONDUCTORS - 2.9%
1,353	Cabot Microelectronics Corp.	$180,504
1,859	Power Integrations, Inc.	170,080
		350,584
	SHIPBUILDING - 1.5%
702	Huntington Ingalls Industries, Inc.	176,672

	SOFTWARE - 4.5%
1,527	Broadridge Financial Solutions, Inc.	188,905
1,038	Jack Henry & Associates, Inc.	157,714
729	MSCI, Inc.	188,949
		535,568
	TELECOMMUNICATIONS - 1.6%
2,416	LogMeIn, Inc.	188,400

	TRANSPORTATION - 1.3%
2,973	Ryder System, Inc.	156,053

	WATER - 3.0%
1,893	American States Water Co.	161,454
1,598	American Water Works Co., Inc.	193,406
		354,860

	TOTAL COMMON STOCK (Cost - $10,602,212)	11,309,126

	TOTAL INVESTMENTS - 94.7% (Cost - $10,602,212)	$11,309,126
	OTHER ASSETS IN EXCESS OF LIABILITIES - 5.3%	628,406
	NET ASSETS - 100.00%	$11,937,532

PLC - Public Limited Company

LP - Limited Partnership

Portfolio Composition as of November 30, 2019

Sector	Percent of Net Assets
Consumer, Non-Cyclical	22.2%
Industrials	17.2%
Financials	16.6%
Consumer, Cyclical	15.0%
Technology	7.4%
Communications	5.9%
Utilities	5.7%
Energy	3.4%
Basic Materials	1.3%
Other Assets in Excess of Liabilities	5.3%
Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Copeland Trust
STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2019

		Copeland
	Copeland Risk	International Risk	Copeland SMID
	Managed Dividend	Managed Dividend	Cap Dividend
	Growth Fund	Growth Fund	Growth Fund
Assets:
Investments, at Cost	$117,015,151	$14,077,149	$10,602,212
Investments in Securities, at Market Value	$127,724,717	$15,445,453	$11,309,126
Cash	935,548	20,597	628,745
Foreign Cash (Cost $0, $2,017, $0)	—	2,017	—
Dividends and Interest Receivable	310,872	95,973	20,470
Due from Investment Adviser	—	—	10,032
Receivable for Fund Shares Sold	24,445	905	1,000
Prepaid Expenses and Other Assets	61,092	54,073	20,961
Total Assets	129,056,674	15,619,018	11,990,334

Liabilities:
Payable for Fund Shares Redeemed	94,104	5	40,634
Payable to Investment Adviser	49,817	5,615	—
Accrued Audit Fees	18,472	15,178	8,474
Accrued Distribution Fees	6 0,222	9,621	7
Payable to Related Parties	19,325	5,884	2,589
Accrued Expenses and Other Liabilities	24,192	4,379	1,098
Total Liabilities	266,132	40,682	52,802

Net Assets	$128,790,542	$15,578,336	$11,937,532

Composition of Net Assets:
At November 30, 2019, Net Assets consisted of:
Paid-in-Capital	$95,728,962	$15,953,926	$11,052,832
Accumulated Earnings (Loss)	33,061,580	(375,590)	884,700
Net Assets	$128,790,542	$15,578,336	$11,937,532

The accompanying notes are an integral part of these financial statements.

Copeland Trust
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
November 30, 2019

		Copeland
	Copeland Risk	International Risk	Copeland SMID
	Managed Dividend	Managed Dividend	Cap Dividend
	Growth Fund	Growth Fund	Growth Fund
Class A Shares:
Net Assets	$36,869,886	$1,595,578	$34,172
Shares Outstanding (no par value; unlimited number of shares authorized)	2,588,024	128,406	2,684

Net Asset Value and Redemption Price Per Share*	$14.25	$12.43	$12.73
Offering Price Per Share (NAV/0.9425) Includes a Maximum Sales Charge of 5.75%	$15.12	$13.19	$13.51

Class C Shares:
Net Assets	$25,271,418	$1,364,884
Shares Outstanding (no par value; unlimited number of shares authorized)	1,840,416	114,201

Net Asset Value, Offering Price and Redemption Price Per Share*	$13.73	$11.95

Class I Shares:
Net Assets	$66,649,238	$12,617,874	$11,903,360
Shares Outstanding (no par value; unlimited number of shares authorized)	4,719,364	1,015,731	933,105

Net Asset Value, Offering Price and Redemption Price Per Share*	$14.12	$12.42	$12.76

*	The Funds charge a 1.00% fee on shares redeemed less than 30 days after purchase or if shares held less than 30 days are redeemed for failure to maintain the Funds’ minimum balance requirement.

The accompanying notes are an integral part of these financial statements.

Copeland Trust
STATEMENTS OF OPERATIONS
For the Year Ended November 30, 2019

		Copeland
	Copeland Risk	International Risk	Copeland SMID
	Managed Dividend	Managed Dividend	Cap Dividend
	Growth Fund	Growth Fund	Growth Fund
Investment Income:
Dividend Income (Less $47,894, $30,256, and $600 Foreign Taxes Withholding, respectively)	$1,748,245	$270,122	$84,857
Interest Income	1,290,240	127,510	4,518
Total Investment Income	3,038,485	397,632	89,375

Expenses:
Investment Advisory Fees	1,414,063	199,777	32,570
Distribution Fees - Class C	276,635	16,232	—
Distribution Fees - Class A	107,113	4,708	40
Trustees’ Fees	152,101	23,427	8,049
Administration Fees	118,601	24,143	9,813
Chief Compliance Officer Fees	83,430	10,735	2,686
Shareholder Service Fees- Class I	64,103	8,784	—
Fund Accounting Fees	55,989	39,085	31,871
Legal Fees	62,864	7,055	2,315
Transfer Agent Fees	51,495	11,036	9,466
Printing Expenses	47,932	5,178	2,697
Non-Rule 12B-1 Shareholder Service Fees	27,972	1,933	450
Registration & Filing Fees	33,135	28,467	12,624
Insurance Expense	28,155	3,561	169
Custody Fees	9,120	12,130	18,904
Audit Fees	18,253	16,437	5,974
Miscellaneous Expenses	2,165	1,570	1,531
Total Expenses	2,553,126	414,258	139,159
Less: Management Fees Waived by Adviser	(403,205)	(133,745)	(32,570)
Less: Other Expenses Reimbursed by Adviser	—	—	(65,011)
Net Expenses	2,149,921	280,513	41,578
Net Investment Income	888,564	117,119	47,797

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies:
Net Realized Gain (Loss) on:
Security Transactions and FX Gain (Loss) on Securities	25,079,356	(436,674)	130,998
Foreign Currency Transactions	(83)	(80,047)	—
	25,079,273	(516,721)	130,998
Net Change in Unrealized Appreciation (Depreciation) on:
Securities	(25,884,192)	1,485,742	663,357
Foreign Currency Transactions	86	(1,150)	—
	(25,884,106)	1,484,592	663,357
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions	(804,833)	967,871	794,355

Net Increase (Decrease) in Net Assets Resulting From Operations	$83,731	$1,084,990	$842,152

The accompanying notes are an integral part of these financial statements.

Copeland Risk Managed Dividend Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	November 30, 2019	November 30, 2018

Operations:
Net Investment Income	$888,564	$356,633
Net Realized Gain on Investments and Foreign Currency Transactions	25,079,273	12,983,809
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	(25,884,106)	3,390,403
Net Increase in Net Assets Resulting From Operations	83,731	16,730,845

Distributions to Shareholders:
Total Distributions Paid
Class A	(3,753,431)	(2,787,853)
Class C	(2,354,930)	(1,470,734)
Class I	(6,061,800)	(3,463,111)
Total Distributions to Shareholders	(12,170,161)	(7,721,698)

Beneficial Interest Transactions:
Class A
Proceeds from Shares Issued	1,578,190	3,540,874
Distributions Reinvested	3,503,569	2,620,675
Cost of Shares Redeemed	(17,085,621)	(21,301,591)
Redemption Fees	481	459
Total Class A Shares	(12,003,381)	(15,139,583)
Class C
Proceeds from Shares Issued	612,453	1,694,122
Distributions Reinvested	2,329,578	1,457,862
Cost of Shares Redeemed	(7,724,642)	(7,715,771)
Redemption Fees	79	119
Total Class C Shares	(4,782,532)	(4,563,668)
Class I
Proceeds from Shares Issued	15,245,576	17,441,233
Distributions Reinvested	5,921,432	3,430,860
Cost of Shares Redeemed	(30,395,830)	(18,536,619)
Redemption Fees	94	196
Total Class I Shares	(9,228,728)	2,335,670
Total Beneficial Interest Transactions	(26,014,641)	(17,367,581)

Decrease in Net Assets	(38,101,071)	(8,358,434)

Net Assets:
Beginning of Year	166,891,613	175,250,047
End of Year	$128,790,542	$166,891,613

Share Activity:
Class A
Shares Issued	119,196	242,487
Distributions Reinvested	256,296	190,456
Shares Redeemed	(1,263,441)	(1,454,627)
Total Class A Shares	(887,949)	(1,021,684)
Class C
Shares Issued	47,575	118,243
Distributions Reinvested	175,552	108,150
Shares Redeemed	(590,670)	(541,849)
Total Class C Shares	(367,543)	(315,456)
Class I
Shares Issued	1,158,415	1,127,549
Distributions Reinvested	437,975	265,266
Shares Redeemed	(2,281,806)	(2,823,559)
Total Class I Shares	(685,416)	(1,430,744)

The accompanying notes are an integral part of these financial statements.

Copeland International Risk Managed Dividend Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	November 30, 2019	November 30, 2018

Operations:
Net Investment Income	$117,119	$158,235
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(516,721)	1,212,409
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	1,484,592	(2,536,174)
Net Increase (Decrease) in Net Assets Resulting From Operations	1,084,990	(1,165,530)

Distributions to Shareholders:
Total Distributions Paid
Class A	—	(24,439)
Class C	—	(6,259)
Class I	—	(211,040)
Total Distributions to Shareholders	—	(241,738)

Beneficial Interest Transactions:
Class A
Proceeds from Shares Issued	233,434	204,659
Distributions Reinvested	—	22,886
Cost of Shares Redeemed	(968,927)	(492,304)
Redemption Fees	2	—
Total Class A Shares	(735,491)	(264,759)
Class C
Proceeds from Shares Issued	32,800	406,442
Distributions Reinvested	—	6,196
Cost of Shares Redeemed	(569,051)	(417,555)
Redemption Fees	—	30
Total Class C Shares	(536,251)	(4,887)
Class I
Proceeds from Shares Issued	1,576,191	4,623,175
Distributions Reinvested	—	206,851
Cost of Shares Redeemed	(7,661,419)	(2,656,944)
Total Class I Shares	(6,085,228)	2,173,082
Total Beneficial Interest Transactions	(7,356,970)	1,903,436

Increase (Decrease) in Net Assets	(6,271,980)	496,168

Net Assets:
Beginning of Year	21,850,316	21,354,148
End of Year	$15,578,336	$21,850,316

Share Activity:
Class A
Shares Issued	20,154	16,513
Distributions Reinvested	—	1,879
Shares Redeemed	(82,592)	(39,584)
Total Class A Shares	(62,438)	(21,192)
Class C
Shares Issued	2,962	33,875
Distributions Reinvested	—	521
Shares Redeemed	(49,727)	(35,085)
Total Class C Shares	(46,765)	(689)
Class I
Shares Issued	135,751	374,295
Distributions Reinvested	—	17,039
Shares Redeemed	(656,259)	(217,031)
Total Class I Shares	(520,508)	174,303

The accompanying notes are an integral part of these financial statements.

Copeland SMID Cap Dividend Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	November 30, 2019	November 30, 2018

Operations:
Net Investment Income	$47,797	$7,575
Net Realized Gain on Investments and Foreign Currency Transactions	130,998	31,806
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	663,357	(12,020)
Net Increase in Net Assets Resulting From Operations	842,152	27,361

Distributions to Shareholders:
Total Distributions Paid
Class I	(39,614)	(4,647)
Total Distributions to Shareholders	(39,614)	(4,647)

Beneficial Interest Transactions:
Class A *
Proceeds from Shares Issued	31,929	—
Total Class A Shares	31,929	—
Class I
Proceeds from Shares Issued	10,235,537	392,022
Distributions Reinvested	35,745	4,444
Cost of Shares Redeemed	(203,729)	—
Redemption Fees	60	—
Total Class I Shares	10,067,613	396,466

Total Beneficial Interest Transactions	10,099,542	396,466

Increase in Net Assets	10,902,080	419,180

Net Assets:
Beginning of Year	1,035,452	616,272
End of Year	$11,937,532	$1,035,452

Share Activity:
Class A *
Shares Issued	2,684	—
Total Class A Shares	2,684	—
Class I
Shares Issued	856,574	33,817
Distributions Reinvested	3,328	409
Shares Redeemed	(16,542)	—
Total Class I Shares	843,360	34,226

*	Class A commenced operations on February 11, 2019.

The accompanying notes are an integral part of these financial statements.

Copeland Risk Managed Dividend Growth Fund
FINANCIAL HIGHLIGHTS

Certain information in the table below reflects financial results for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	November 30, 2019	November 30, 2018	November 30, 2017	November 30, 2016	November 30, 2015

Net Asset Value, Beginning of Year	$15.18	$14.38	$12.27	$13.38	$15.31

Increase From Operations:
Net investment income (a)	0.10	0.04	0.06	—	0.08
Net gain (loss) from securities (both realized and unrealized)	0.05	1.38	2.51	0.07	(1.14)
Total from operations	0.15	1.42	2.57	0.07	(1.06)

Distributions to shareholders from:
Net investment income	(0.01)	(0.03)	(0.09)	(0.05)	(0.03)
Net realized gains	(1.07)	(0.59)	(0.37)	(1.13)	(0.84)
Total distributions	(1.08)	(0.62)	(0.46)	(1.18)	(0.87)

Redemption fees (b)	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Year	$14.25	$15.18	$14.38	$12.27	$13.38

Total Return (c)	1.32%	10.33%	21.63%	0.49%	(7.08)%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$36,870	$52,779	$64,666	$82,165	$190,458
Ratio of expenses to average net assets:
before reimbursement	1.74%	1.71%	1.82%	1.62%	1.48%
net of reimbursement	1.45%	1.45%	1.45%	1.45%	1.45%
Ratio of net investment income to average net assets	0.70%	0.28%	0.47%	0.01%	0.57%
Portfolio turnover rate	244%	30%	27%	201%	142%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Less than $0.01 per share.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower. Sales loads are not reflected in total return.

The accompanying notes are an integral part of these financial statements.

Copeland Risk Managed Dividend Growth Fund
FINANCIAL HIGHLIGHTS

Certain information in the table below reflects financial results for one share of beneficial interest outstanding throughout each year presented.

	Class C
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	November 30, 2019	November 30, 2018	November 30, 2017	November 30, 2016	November 30, 2015

Net Asset Value, Beginning of Year	$14.76	$14.06	$12.01	$13.17	$15.16

Increase From Operations:
Net investment income (loss) (a)	(0.01)	(0.07)	(0.04)	(0.09)	(0.03)
Net gain (loss) from securities (both realized and unrealized)	0.05	1.36	2.46	0.06	(1.12)
Total from operations	0.04	1.29	2.42	(0.03)	(1.15)

Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized gains	(1.07)	(0.59)	(0.37)	(1.13)	(0.84)
Total distributions	(1.07)	(0.59)	(0.37)	(1.13)	(0.84)

Redemption fees (b)	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Year	$13.73	$14.76	$14.06	$12.01	$13.17

Total Return (c)	0.54%	9.55%	20.68%	(0.30)%	(7.74)%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$25,271	$32,597	$35,487	$43,859	$81,851
Ratio of expenses to average net assets:
before reimbursement	2.49%	2.45%	2.57%	2.38%	2.24%
net of reimbursement	2.20%	2.20%	2.20%	2.20%	2.20%
Ratio of net investment income(loss) to average net assets	(0.05)%	(0.46)%	(0.28)%	(0.74)%	(0.21)%
Portfolio turnover rate	244%	30%	27%	201%	142%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Less than $0.01 per share.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.

The accompanying notes are an integral part of these financial statements.

Copeland Risk Managed Dividend Growth Fund
FINANCIAL HIGHLIGHTS

Certain information in the table below reflects financial results for one share of beneficial interest outstanding throughout each year presented.

	Class I
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	November 30, 2019	November 30, 2018	November 30, 2017	November 30, 2016	November 30, 2015

Net Asset Value, Beginning of Year	$15.08	$14.30	$12.24	$13.38	$15.34

Increase From Operations:
Net investment income (a)	0.11	0.07	0.08	0.01	0.11
Net gain (loss) from securities (both realized and unrealized)	0.06	1.37	2.49	0.08	(1.14)
Total from operations	0.17	1.44	2.57	0.09	(1.03)

Distributions to shareholders from:
Net investment income	(0.06)	(0.07)	(0.14)	(0.10)	(0.09)
Net realized gains	(1.07)	(0.59)	(0.37)	(1.13)	(0.84)
Total distributions	(1.13)	(0.66)	(0.51)	(1.23)	(0.93)

Redemption fees (b)	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Year	$14.12	$15.08	$14.30	$12.24	$13.38

Total Return (c)	1.43%	10.56%	21.72%	0.67%	(6.87)%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$66,649	$81,516	$75,097	$81,750	$249,817
Ratio of expenses to average net assets:
before reimbursement	1.58%	1.53%	1.57%	1.37%	1.24%
net of reimbursement	1.30%	1.30%	1.30%	1.30%	1.24%
Ratio of net investment income to average net assets	0.85%	0.45%	0.62%	0.11%	0.76%
Portfolio turnover rate	244%	30%	27%	201%	142%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Less than $0.01 per share.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.

The accompanying notes are an integral part of these financial statements.

Copeland International Risk Managed Dividend Growth Fund
FINANCIAL HIGHLIGHTS

Certain information in the table below reflects financial results for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	November 30, 2019	November 30, 2018	November 30, 2017	November 30, 2016	November 30, 2015

Net Asset Value, Beginning of Year	$11.62	$12.34	$9.93	$10.92	$11.28

Increase From Operations:
Net investment income (loss) (a)	0.07	0.08	0.03	0.08	(0.02)
Net gain (loss) from securities (both realized and unrealized)	0.74	(0.68)	2.44	(1.07)	(0.34)
Total from operations	0.81	(0.60)	2.47	(0.99)	(0.36)

Distributions to shareholders from:
Net investment income	—	(0.12)	(0.06)	—	—
Net realized gains	—	—	—	—	—
Total distributions	—	(0.12)	(0.06)	—	—

Redemption fees (b)	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Year	$12.43	$11.62	$12.34	$9.93	$10.92

Total Return (c)	6.97%	(4.94)%	25.04%	(9.07)%	(3.19)%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$1,596	$2,218	$2,617	$5,322	$13,169
Ratio of expenses to average net assets:
before reimbursement	2.43%	2.34%	2.58%	2.14%	2.04%
net of reimbursement	1.60%	1.60%	1.60%	1.60%	1.60%
Ratio of net investment income(loss) to average net assets	0.59%	0.62%	0.28%	0.72%	(0.21)%
Portfolio turnover rate	147%	96%	88%	180%	323%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Less than $0.01 per share.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower. Sales loads are not reflected in total return.

The accompanying notes are an integral part of these financial statements.

Copeland International Risk Managed Dividend Growth Fund
FINANCIAL HIGHLIGHTS

Certain information in the table below reflects financial results for one share of beneficial interest outstanding throughout each year presented.

	Class C
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	November 30, 2019	November 30, 2018	November 30, 2017	November 30, 2016	November 30, 2015

Net Asset Value, Beginning of Year	$11.26	$11.97	$9.65	$10.69	$11.12

Increase From Operations:
Net investment income (loss) (a)	(0.02)	(0.01)	(0.06)	(0.03)	(0.10)
Net gain (loss) from securities (both realized and unrealized)	0.71	(0.66)	2.38	(1.01)	(0.33)
Total from operations	0.69	(0.67)	2.32	(1.04)	(0.43)

Distributions to shareholders from:
Net investment income	—	(0.04)	—	—	—
Net realized gains	—	—	—	—	—
Total distributions	—	(0.04)	—	—	—

Redemption fees (b)	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Year	$11.95	$11.26	$11.97	$9.65	$10.69

Total Return (c)	6.13%	(5.62)%	24.04%	(9.73)%	(3.87)%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$1,365	$1,813	$1,936	$3,603	$7,254
Ratio of expenses to average net assets:
before reimbursement	3.18%	3.09%	3.32%	2.89%	2.80%
net of reimbursement	2.35%	2.35%	2.35%	2.35%	2.35%
Ratio of net investment loss to average net assets	(0.16)%	(0.11)%	(0.59)%	(0.28)%	(0.88)%
Portfolio turnover rate	147%	96%	88%	180%	323%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Less than $0.01 per share.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.

The accompanying notes are an integral part of these financial statements.

Copeland International Risk Managed Dividend Growth Fund
FINANCIAL HIGHLIGHTS

Certain information in the table below reflects financial results for one share of beneficial interest outstanding throughout each year presented.

	Class I
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	November 30, 2019	November 30, 2018	November 30, 2017	November 30, 2016	November 30, 2015

Net Asset Value, Beginning of Year	$11.60	$12.34	$9.96	$10.95	$11.30

Increase From Operations:
Net investment income (a)	0.09	0.09	0.04	0.08	0.01
Net gain (loss) from securities (both realized and unrealized)	0.73	(0.68)	2.45	(1.06)	(0.36)
Total from operations	0.82	(0.59)	2.49	(0.98)	(0.35)

Distributions to shareholders from:
Net investment income	—	(0.15)	(0.11)	(0.01)	—
Net realized gains	—	—	—	—	—
Total distributions	—	(0.15)	(0.11)	(0.01)	—

Redemption fees (b)	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Year	$12.42	$11.60	$12.34	$9.96	$10.95

Total Return (c)	7.07%	(4.82)%	25.27%	(8.97)%	(3.10)%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$12,618	$17,820	$16,802	$10,563	$14,902
Ratio of expenses to average net assets:
before reimbursement	2.16%	2.19%	2.42%	2.04%	1.89%
net of reimbursement	1.45%	1.45%	1.45%	1.45%	1.45%
Ratio of net investment income to average net assets	0.74%	0.77%	0.39%	0.79%	0.05%
Portfolio turnover rate	147%	96%	88%	180%	323%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Less than $0.01 per share.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.

The accompanying notes are an integral part of these financial statements.

Copeland SMID Cap Dividend Growth Fund
FINANCIAL HIGHLIGHTS

Certain information in the table below reflects financial results for one share of beneficial interest outstanding throughout the period presented.

	Class A
	Period
	Ended
	November 30, 2019 *

Net Asset Value, Beginning of Period	$11.10

Increase From Operations:
Net investment income (a)	0.10
Net gain from securities (both realized and unrealized)	1.53
Total from operations	1.63

Net Asset Value, End of Period	$12.73

Total Return (b)	14.68	% (d)

Ratios/Supplemental Data
Net assets, end of period	$34
Ratio of expenses to average net assets:
before reimbursement	3.04	% (c)
net of reimbursement	1.20	% (c)
Ratio of net investment income(loss) to average net assets	0.82	% (c)
Portfolio turnover rate	22	% (d)

*	Class A commenced operations on February 11, 2019.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower. Sales loads are not reflected in total return.

(c)	Annualized.

(d)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Copeland SMID Cap Dividend Growth Fund
FINANCIAL HIGHLIGHTS

Certain information in the table below reflects financial results for one share of beneficial interest outstanding throughout the period presented.

	Class I
	Year	Year	Period
	Ended	Ended	Ended
	November 30, 2019	November 30, 2018	November 30, 2017 *

Net Asset Value, Beginning of Period	$11.54	$11.10	$10.00

Increase From Operations:
Net investment income (a)	0.13	0.10	0.06
Net gain from securities (both realized and unrealized)	1.53	0.42	1.04
Total from operations	1.66	0.52	1.10

Distributions to shareholders from:
Net investment income	(0.08)	(0.07)	—
Net realized gains	(0.36)	(0.01)	—
Total distributions	(0.44)	(0.08)	—

Net Asset Value, End of Period	$12.76	$11.54	$11.10

Total Return (b)	15.12%	4.76%	11.00	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$11,903	$1,035	$616
Ratio of expenses to average net assets:
before reimbursement	3.18%	10.14%	12.96	% (c)
net of reimbursement	0.95%	0.95%	0.95	% (c)
Ratio of net investment income(loss) to average net assets	1.09%	0.90%	0.83	% (c)
Portfolio turnover rate	22%	26%	21	% (d)

*	Class I commenced operations on February 27, 2017.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.

(c)	Annualized.

(d)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Copeland Trust
NOTES TO FINANCIAL STATEMENTS
November 30, 2019

1.	ORGANIZATION

Copeland Risk Managed Dividend Growth Fund (the “Domestic Fund”), Copeland International Risk Managed Dividend Growth Fund (the “International Fund”), and Copeland SMID Cap Dividend Growth Fund (the “SMID Fund”) are diversified series of Copeland Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust was organized as a statutory trust on September 10, 2010, under the laws of the State of Delaware.

The Domestic and International Funds currently offer Class A, Class C and Class I shares. The SMID Fund currently offers Class A and Class I shares. The Domestic Fund’s Class A shares commenced operations on December 28, 2010, Class C shares commenced operations on January 5, 2012 and Class I shares commenced operations on March 1, 2013. The International Fund’s Class A, Class C and Class I shares commenced operations on December 17, 2012. The SMID Fund’s Class I shares commenced operations on February 27, 2017 and Class A shares commenced operations on February 11, 2019. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Purchases of $1,000,000 or more may be subject to a maximum contingent deferred sales charge of 1.00% on shares redeemed within 18 months. Class C and Class I shares are offered at net asset value. Each class represents an interest in the same assets of the Funds and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

SECURITY VALUATION

The Funds’ securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued. In the absence of a sale on the primary exchange, such securities shall be valued at the last mean on the primary exchange. NASDAQ traded securities are valued using the NASDAQ Official Closing Price (“NOCP”). Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term investments that mature in 60 days or less may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the adviser in accordance with procedures approved by the Trust’s Board of Trustees (the “Board”) and evaluated by the Board as to the reliability of the fair value method used. The procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history, if any, of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods.

Copeland Trust
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2019

The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of November 30, 2019 for the Funds’ assets measured at fair value:

Copeland Risk Managed Dividend Growth Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock*	$98,875,116	$—	$—	$98,875,116
U.S Government Obligations	—	28,849,601	—	28,849,601
Total	$98,875,116	$28,849,601	$—	$127,724,717

Copeland International Risk Managed Dividend Growth Fund

Assets	Level 1	Level 2	Level 3	Total
Aerospace/Defense	$258,193	$733,748	$—	$991,941
Beverages	—	1,046,579	—	1,046,579
Commercial Services	—	1,076,243	—	1,076,243
Computers	—	1,347,402	—	1,347,402
Cosmetics/Personal Care	—	1,177,831	—	1,177,831
Electric	536,292	282,448	—	818,740
Electronics	—	441,155	—	441,155
Engineering & Construction	—	179,997	—	179,997
Food	—	1,356,149	—	1,356,149
Gas	—	318,847	—	318,847
Machinery - Diversified	177,872	726,099	—	903,971
Media	361,602	—	—	361,602
Miscellaneous Manufacturing	—	151,789	—	151,789
Real Estate	—	158,796	—	158,796
Retail	432,620	421,180	—	853,800
Semi Conductors	386,093	—	—	386,093
Software	—	1,276,828	—	1,276,828
Telecommunications	322,961	735,236	—	1,058,197
Transportation	350,320	829,892	—	1,180,212
Water	—	359,281	—	359,281
Total	$2,825,953	$12,619,500	$—	$15,445,453

Copeland Trust
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2019

Copeland SMID Cap Dividend Growth Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock*	$11,309,126	$—	$—	$11,309,126
Total	$11,309,126	$—	$—	$11,309,126

The Funds did not hold any Level 3 securities during the period.

*	Please refer to the Portfolio of Investments for Industry Classification.

Securities in which the International Fund invests may be traded in markets that close before 4:00 p.m. Eastern Time (“ET”). In order to capture the developments that occur between the close of the foreign markets and 4:00 p.m. ET, the International Fund utilizes fair value prices as provided by an independent pricing vendor on a daily basis for those securities traded on a foreign exchange. The assets valued at fair value are reflected as Level 2 assets in the table above.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

FEDERAL INCOME TAXES

The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of their taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions related to the open tax years (2016-2018) or expected to be taken in the Funds’ 2019 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Funds may make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

FOREIGN CURRENCY

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

FORWARD CURRENCY CONTRACTS

As foreign securities are purchased, the Funds generally enter into forward currency exchange contracts in order to eliminate ongoing foreign currency exchange rate risks. As foreign securities are sold, the foreign currency proceeds are typically repatriated into US dollars. Any realized gains and losses between trade date and settlement date from contract transactions are included as a component of net realized gains (losses) from foreign currency transactions in the Statements of Operations. The Funds did not hold any forward currency contracts as of November 30, 2019.

Copeland Trust
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2019

CONCENTRATION OF RISK

Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region. These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions from investment income, if any, are declared and paid annually and are recorded on the ex-dividend date. The Funds will declare and pay net realized capital gains, if any, annually. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require classification.

EXPENSES

Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust.

INDEMNIFICATION

The Trust indemnifies their officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

ADVISORY FEE

Subject to the authority of the Board, the adviser is responsible for management of the Funds’ investment portfolios. Pursuant to the Management Agreement (the “Management Agreement”), investment advisory services are provided to the Funds by Copeland Capital Management, LLC (the “Adviser”). Under the terms of the Management Agreement, the Adviser receives monthly fees calculated at an annual rate of 1.00%, 1.10% and 0.75% for the Domestic Fund, the International Fund and SMID Fund respectively, of the average daily net assets of each Fund. For the year ended November 30, 2019, the Adviser earned advisory fees of $1,414,063, $199,777 and $32,570 for the Domestic Fund, International Fund, and SMID Fund, respectively, before the effect of the Expense Limitation Agreement.

The Adviser, pursuant to an Expense Limitation Agreement (the “Agreement”) has contractually agreed to reduce its fees and/or absorb expenses of each Fund, at least until March 31, 2020, to ensure that Net Annual Operating Expenses (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses such as litigation) will not exceed 1.45%, 2.20% and 1.30% of the Domestic Fund’s average daily net assets for Class A, Class C and Class I shares, respectively, 1.60%, 2.35% and 1.45% of the International Fund’s average daily net assets for Class A, Class C and Class I shares, respectively, and 1.20% and 0.95% of the SMID Fund’s average daily net assets for Class A and Class I, respectively, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been deferred or reimbursed) if such recoupment can be achieved without exceeding the lesser of the expense limitation in effect at the time of the deferral and at the time of the repayment. For the year ended November 30, 2019, the Adviser waived fees/reimbursed expenses of $403,205, $133,745 and $97,581 for the Domestic Fund, International Fund and SMID Fund, respectively.

Copeland Trust
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2019

The expenses subject to recapture for the Domestic Fund, the International Fund and the SMID Fund will expire on November 30 of the years indicated below:

Copeland Risk Managed Dividend Growth Fund

2020	2021	2022	Total
$600,610	$420,780	$403,205	$1,424,595

Copeland International Risk Managed Dividend Growth Fund

2020	2021	2022	Total
$173,367	$173,709	$133,745	$480,821

Copeland SMID Cap Dividend Growth Fund

2020	2021	2022	Total
$48,465	$77,534	$97,581	$223,580

DISTRIBUTOR

The Board has adopted Distribution Plans and Agreements for each Fund (collectively the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by each Fund at an annual rate of 0.25% and 1. 00% (of which up to 0.75% is a distribution fee and up to 0.25% is a service fee) of the average daily net assets attributable to Class A shares and Class C shares, respectively and is paid to Northern Lights Distributors, LLC (the “Distributor” or “NLD”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Funds’ shareholder accounts, not otherwise required to be provided by the Adviser. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. For the year ended November 30, 2019, the 12b-1 fees accrued amounted to $107,113 and $276,635 for the Domestic Fund, $4,708 and $16,232 for the International Fund for Class A and Class C shares, respectively. The 12b-1 fees accrued for the SMID Cap Dividend Growth Fund Class A shares were $40.

The Board has adopted non-Rule 12b-1 shareholder service plans (collectively, the “Shareholder Service Plan”) for the Class I shares of each Fund. The Shareholder Service Plan permits the Funds to pay brokers, financial intermediaries and others an annual fee of 0.10% of each Fund’s average daily net assets attributable to the Class I shares for shareholder support and/or administrative services, not otherwise provided by the Trust’s transfer agent. For the year ended November 30, 2019, the Domestic Fund accrued $64,103, the International Fund accrued $8,784 and the SMID Cap Dividend Growth Fund accrued $0 in fees associated with the Shareholder Service Plan. The Funds’ Class A and Class C shares may also pay broker- dealers or other financial intermediaries for shareholder support services and/or administrative services based on the aggregate net asset value of the Class A and Class C shares, as applicable, owned of record or beneficially by the broker-dealers’ or financial intermediaries’ customers.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. For the year ended November 30, 2019, the Distributor received $38,295 in underwriting commissions for sales of Class A shares of the Domestic Fund, of which $6,131 was retained by the principal underwriter or other affiliated broker-dealers, $38 in underwriting commissions for sales of Class A shares of the International Fund of which $6 was retained by the principal underwriter or other affiliated broker-dealers and $1,685 in underwriting commissions for sales of Class A shares of the SMID Cap Dividend Growth Fund of which $263 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

GEMINI FUND SERVICES, LLC (“GFS”)

GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS fees for providing administration, fund accounting, and transfer agency services to the Fund. These fees are disclosed in the Statement of Operations. An officer of the Fund is also an officer of GFS, and is not paid any fees directly by the Fund for servicing in such capacity.

BLU GIANT, LLC (“Blu Giant”)

Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

Copeland Trust
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2019

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of Gemini Fund Services, LLC (“GFS”) and its affiliated companies including Northern Lights Distributors, LLC (“NLD”), and Blu Giant, LLC (“Blu Giant”) (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

CHIEF COMPLIANCE OFFICER

The Adviser is providing a Chief Compliance Officer to the Trust as well as related compliance services. The Trust reimburses the Adviser for an allocable portion of the Chief Compliance Officer’s salary.

TRUSTEE

Each Trustee who is not affiliated with the Trust or Adviser receives (i) a base annual retainer of $30,000, (ii) $17,000 for attendance at four regularly scheduled Board meetings, (iii) $2,000 for attendance at each regularly scheduled Audit Committee meeting, (iv) $750 and $2,500 per each additional special telephonic or in person meeting, respectively, and (v) reimbursement for any reasonable expenses incurred attending the meetings. For carrying out his additional responsibilities, the independent Chairman of the Board receives an additional $11,000 per year. The foregoing compensation is paid in quarterly payments.

The “interested person” who serves as Trustee of the Trust receives no compensation for his services as a Trustee. None of the executive officers receive compensation from the Trust except for the CCO, a portion of whose salary is paid by the Trust for compliance services.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments, other than short-term investments, for the year ended November 30, 2019 were as follows:

Fund	Purchases	Sale Proceeds
Risk Managed Dividend Growth Fund	$343,016,562	$379,724,740
International Risk Managed Dividend Growth Fund	26,265,994	33,355,196
SMID Cap Dividend Growth Fund	10,497,937	962,311

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Funds for federal income tax purposes, and their respective gross unrealized appreciation and depreciation at November 30, 2019, were as follows:

		Gross	Gross	Net Unrealized
		Unrealized	Unrealized	Appreciation
Fund	Tax Cost	Appreciation	Depreciation	(Depreciation)
Risk Managed Dividend Growth Fund	$117,016,939	$12,154,088	$(1,446,310)	$10,707,778
International Risk Managed Dividend Growth Fund	14,077,149	1,493,059	(124,755)	1,368,304
SMID Cap Dividend Growth Fund	10,594,636	852,492	(138,002)	714,490

Copeland Trust
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2019

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the years ended November 30, 2019 and November 30, 2018 was as follows:

For the year ended November 30, 2019:

	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
Risk Managed Dividend Growth Fund	$358,371	$11,811,791	$—	$12,170,162
International Risk Managed Dividend Growth Fund	—	—	—	—
SMID Cap Dividend Growth Fund	11,638	27,976	—	39,614

For the year ended November 30, 2018:

	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
Risk Managed Dividend Growth Fund	$7,347,976	$373,723	$—	$7,721,699
International Risk Managed Dividend Growth Fund	111,528	—	130,210	241,738
SMID Cap Dividend Growth Fund	4,608	39	—	4,647

Tax equalization allows a Fund to treat as distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable and net capital gains. The Copeland Risk Managed Dividend Growth Fund utilized equalization in the amount of $3,109,307 which resulted in a difference between tax distributions and book distributions as disclosed on the Statement of Changes for the period ended November 30, 2019. Net investment income and net realized gains (losses), as disclosed on the Statements of Operations and net assets were not affected by these reclassifications.

As of November 30, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Risk Managed Dividend Growth Fund	$1,745,139	$20,608,663	$—	$—	$—	$10,707,778	$33,061,580
International Risk Managed Dividend Growth Fund	37,072	—	—	(1,778,554)	—	1,365,892	(375,590)
SMID Cap Dividend Growth Fund	94,468	75,741	—	—	—	714,490	884,699

The difference between book basis and tax basis undistributed net investment income, accumulated net realized gain, and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales, and adjustments for partnerships, and C-Corporation return of capital distributions.

At November 30, 2019, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring
	Short-Term	Long-Term	Total
Risk Managed Dividend Growth Fund	$—	$—	$—
International Risk Managed Dividend Growth Fund	1,557,357	221,197	1,778,554
SMID Cap Dividend Growth Fund	—	—	—

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of Fund distributions, resulted in reclassification for the year ended November 30, 2019 as follows:

Paid
	In	Accumulated
	Capital	Earnings (Losses)
Risk Managed Dividend Growth Fund	$3,109,307	$(3,109,307)
International Risk Managed Dividend Growth Fund	—	—
SMID Cap Dividend Growth Fund	—	—

Copeland Trust
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2019

7.	REDEMPTION FEES

The Funds may assess a short-term redemption fee of 1.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days or if shares are redeemed for failure to maintain the Funds’ minimum account balance requirement. The redemption fee is paid directly to the Funds. For year ended November 30, 2019, the Domestic Fund assessed $481, $79, and $94 in redemption fees for Class A, Class C and Class I shares, respectively, the International Fund assessed $2 in redemption fees for Class A shares and the SMID Fund assessed $60 in redemption fees for the Class I shares.

8.	RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The amendments have been adopted with these financial statements.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements, other than the following:

The Fund’s declared the following annual dividends:

			Short-Term	Long-Term
Fund	Record Date	Payable Date	Capital Gain	Capital Gain	Income
Risk Managed Dividend Growth Class A	12/10/2019	12/11/2019	0.1147	2.3156	0.0905
Risk Managed Dividend Growth Class C	12/10/2019	12/11/2019	0.1147	2.3156	0.0000
Risk Managed Dividend Growth Class I	12/10/2019	12/11/2019	0.1147	2.3156	0.1173

			Short-Term	Long-Term
Fund	Record Date	Payable Date	Capital Gain	Capital Gain	Income
International Risk Managed Dividend Growth Class A	12/10/2019	12/11/2019	0.0000	0.0000	0.0016
International Risk Managed Dividend Growth Class C	12/10/2019	12/11/2019	0.0000	0.0000	0.0000
International Risk Managed Dividend Growth Class I	12/10/2019	12/11/2019	0.0000	0.0000	0.0383

			Short-Term	Long-Term
Fund	Record Date	Payable Date	Capital Gain	Capital Gain	Income
SMID Cap Dividend Growth Class A	12/10/2019	12/11/2019	0.0590	0.0781	0.0458
SMID Cap Dividend Growth Class I	12/10/2019	12/11/2019	0.0590	0.0781	0.0572

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
And Shareholders of Copeland Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Copeland Risk Managed Dividend Growth Fund, Copeland International Risk Managed Dividend Growth Fund, and Copeland SMID Cap Dividend Growth Fund (the “Funds”), each a series of shares of Copeland Trust (the “Trust”), including the portfolios of investments, as of November 30, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended (with respect to Copeland SMID Cap Dividend Growth Fund, for each of the two years in the period then ended and for the period February 27, 2017 (commencement of operations) to November 30, 2017), and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of November 30, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2011.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 29, 2020

Copeland Trust
DISCLOSURE OF FUND EXPENSES (Unaudited)
November 30, 2019

As a shareholder of the Copeland Risk Managed Dividend Growth Fund, Copeland International Risk Managed Dividend Growth Fund, and the Copeland SMID Cap Dividend Growth Fund, you incur two types of costs (1) transaction costs, including sales charges (loads) on purchase payments and sales (for Class A shares only) and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1 fees for Class A and C shares only) fees, shareholder servicing fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs. This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees which may be applicable to your account. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Expenses Paid
	Beginning	Ending		During the
	Account	Account		Period
	Value	Value	Annualized	(6/1/19 to
	(6/1/19)	(11/30/19)	Expense Ratio	11/30/19)
Actual (a)
Copeland Risk Managed Dividend Growth Fund
Class A	$1,000.00	$ 1,062.60	1.45%	$ 7.50
Class C	$1,000.00	$ 1,058.60	2.20%	$11.35
Class I	$1,000.00	$ 1,063.30	1.30%	$ 6.72
Copeland International Risk Managed Dividend Growth Fund
Class A	$1,000.00	$1,064.20	1.60%	$ 8.28
Class C	$1,000.00	$1,059.40	2.35%	$12.13
Class I	$1,000.00	$1,064.30	1.45%	$ 7.50
Copeland SMID Cap Dividend Growth Fund
Class A	$1,000.00	$1,099.30	1.20%	$ 6.32
Class I	$1,000.00	$1,049.30	0.95%	$ 4.88
Hypothetical (a)
(5% return before expenses)
Copeland Risk Managed Dividend Growth Fund
Class A	$1,000.00	$1,017.80	1.45%	$ 7.33
Class C	$1,000.00	$1,014.04	2.20%	$11.11
Class I	$1,000.00	$1,018.55	1.30%	$ 6.58
Copeland International Risk Managed Dividend Growth Fund
Class A	$1,000.00	$1,017.05	1.60%	$ 8.09
Class C	$1,000.00	$1,013.29	2.35%	$11.86
Class I	$1,000.00	$1,017.80	1.45%	$ 7.33
Copeland SMID Cap Dividend Growth Fund
Class A	$1,000.00	$1,019.05	1.20%	$ 6.07
Class I	$1,000.00	$1,020.31	0.95%	$ 4.81

(a)	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the six month period ended November 30, 2019 (183) divided by the number of days in the fiscal year (365).

TRUSTEES AND OFFICERS

The names, year of birth, addresses, present position(s) with the Fund, term of office and length of time served, principal occupation(s) during the past five years and other directorships held outside the Fund complex of the Fund’s trustees and officers are set forth in the table below. The Board of Trustees is responsible for managing the business affairs of the Fund. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Omaha, Nebraska 68130. The Statement of Additional Information includes additional information about the Fund’s trustees and is available, without charge, upon request by calling toll-free 1-888-9-COPELAND (1-888-926-7352).

Independent Trustees

Name, Address and Age	Position/Term of Office	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships held by Trustee During Past 5 Years
Thomas A. Leonard Year of Birth: 1949	Chairman/Indefinite (since 2010)	Retired (since 2008); Partner and Financial Services Industry Leader, PricewaterhouseCoopers LLP (accounting firm) (1970–2008).	3	Trustee, Lincoln Variable Insurance Products Trust (92 portfolios) (2013 to Present) and Lincoln Advisors Trust (6 portfolios) (2013-2016)
Bruce M. Aronow Year of Birth: 1965	Trustee/Indefinite (since 2010)	CEO, eLocalUSA LLC (online directory business) (since 2008); Managing Partner, Managers Investment Group LLC (2005–2008).	3	Trustee, PFM Multi-Manager Series Trust (3 portfolios) (since 2017)
Stephen M. Wynne Year of Birth: 1955	Trustee/Indefinite (since 2010)	CEO, BNY Mellon, U.S. Funds Services (2010); CEO (2008–2010) and President (2005–2008), PNC Global Investment Servicing.	3	Trustee, Third Avenue Trust (3 portfolios) and Third Avenue Variable Series Trust (1 portfolio) (2019-Present);Trustee, Context Capital Funds (2 portfolios) (2014-2018);Trustee, FundVantage Trust (42 portfolios) (2009-Present)

Interested Trustee and Officers

Name, Address and Age	Position/Term of Office	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships held by Trustee During Past 5 Years
Edward C. Rorer** Year of Birth: 1943	Interested Trustee/Indefinite (since 2010)	Chairman, Copeland Capital Management, LLC (since 2009).; Chairman, Chief Executive Officer and Chief Investment Officer, Rorer Asset Management, LLC (1999–2009).	3	None.
Eric C. Brown Year of Birth: 1969	President /Indefinite (since 2010); Principal Executive Officer (2010–2015)	Chief Executive Officer and Portfolio Manager, Copeland Capital Management, LLC (since 2005).	N/A	N/A
Mark W. Giovanniello Year of Birth: 1974	Vice-President, Principal Executive Officer/Indefinite (since 2015); Vice President, Treasurer, Principal Financial Officer (2010–2015)	Chief Investment Officer, Partner and Portfolio Manager, Copeland Capital Management, LLC (since 2009); Portfolio Manager, Rorer Asset Management, LLC (2006–2009).	N/A	N/A
Steven J. Adams Year of Birth: 1963	Vice-President, Treasurer, Principal Financial Officer/Indefinite (since 2015)	Chief Operating and Financial Officer, Partner, Copeland Capital Management, LLC (since 2015); Chief Financial Officer, AMG Funds (2008–2015).	N/A	N/A
Sofia A Rosala Year of Birth: 1974	Vice President, Chief Compliance Officer, Secretary/Indefinite (since 2016)	General Counsel and Chief Compliance Officer, Copeland Capital Management, LLC (since 2016); U.S. Counsel and Deputy Funds Chief Compliance Officer, Aberdeen Asset Management Inc. (2012-2016).	N/A	N/A
James Colantino 80 Arkay Drive, Suite 110 Hauppauge, NY 11788 Year of Birth: 1969	Assistant Secretary/Indefinite (since 2010)	Senior Vice President – Fund Administration (since 2012) and Vice President (2004-2012), Gemini Fund Services, LLC.	N/A	N/A

*	The term “Fund Complex” refers to the Copeland Trust.

**	Mr. Rorer is an “interested person” of the Fund as defined in the 1940 Act, because of his relationship with Copeland Capital Management, LLC. Mr. Rorer is also the father-in-law of Eric Brown, the Trust’s President.

PRIVACY notice

FACTS	WHAT DOES COPELAND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■       Social Security number                                           ■       Purchase History

■       Assets                                                                      ■       Account Balances

■       Retirement Assets                                                   ■       Account Transactions

■       Transaction History                                                ■       Wire Transfer Instructions

■       Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Copeland Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Copeland Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-888-9-COPELAND (1-888-926-7352)

Who we are:
Who is providing this notice?	Copeland Trust
What we do:
How does Copeland Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Copeland Trust collect my personal information?

We collect your personal information, for example, when you

■       Open an account

■       Provide account information

■       Give us your contact information

■       Make deposits or withdrawals from your account

■       Make a wire transfer

■       Tell us where to send the money

■       Tells us who receives the money

■       Show your government-issued ID

■       Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

  Federal law gives you the right to limit only

■      Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■     Affiliates from using your information to market to you

■     Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions:
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Copeland Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Copeland Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Copeland Trust does not jointly market.

Investment Adviser
Copeland Capital Management, LLC
161 Washington Street, Suite 1325
Conshohocken, PA 19428

Distributor
Northern Lights Distributors, LLC
17605 Wright Street
Omaha, NE 68130

Legal Counsel
Drinker Biddle & Reath, LLP
Once Logan Square, Suite 2000
Philadelphia, PA 19103

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Transfer Agent
Gemini Fund Services, LLC
17605 Wright Street, Suite 2
Omaha, NE 68130

Administrator
Gemini Fund Services, LLC
80 Arkay Drive Suite 110
Hauppauge, NY 11788

Custodian
The Northern Trust Company
50 South LaSalle Street
Chicago, Il 60603

How to Obtain Proxy Voting Information

Information regarding how the Funds vote proxies relating to portfolio securities for the 12 month period ended June 30 as well as a description of the policies and procedures that the Funds used to determine how to vote proxies is available without charge, upon request, by calling 1-888-9-COPELAND or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-9-COPELAND. Form N-Q is being rescinded. Once form N-Q is rescinded, disclosure of the Funds’ complete holdings will be required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Funds’ fiscal quarter.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. For the fiscal year ended November 30, 2019, there were no amendments to a provision of its code of ethics, nor were there any waivers, including implicit waivers granted from a provision of the code of ethics. The Registrant will provide to any person without charge, upon request, a copy of such code of ethics, by calling the Registrant at 1-888-9-COPELAND.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board has determined that Thomas A. Leonard is an “audit committee financial expert,” and he is “independent” for purposes of this item.

Item 4. Principal Accountant Fees and Services.

For the fiscal years ended November 30, 2019 and November 30, 2018, the aggregate audit, audit-related, tax and all other fees billed by Tait & Weller for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for that fiscal year, as appropriate, for the Registrant are shown below.

(a)	Audit Fees

2019	$ 36,300
2018	$ 34,900

(b)	Audit-Related Fees
2019	$ 0
2018	$ 0

(c)	Tax Fees

2019	$ 7,400
2018	$ 7,200

(d)	All Other Fees

2019	$ 0
2018	$ 0

The above “Tax Fees” were billed for professional services rendered for tax compliance and tax return preparation.

(e)	(1) Audit Committee’s Pre-Approval Policies

The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(2) Percentages of Services Approved by the Audit Committee pursuant to paragraph (c) (7)(i)(C) of Rule 2-01 of Regulation S-X.

	Registrant	Advisor
Audit-Related Services:	0.00%	0.00%
Tax Services:	0.00%	0.00%
All Other Services:	0.00%	0.00%

(f)        During the audit of Registrant's financial statements for the most recent fiscal period, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2019 - $7,400

2018 - $7,200

(h)        Disclose whether the Registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Investments.

(a)	The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Funds. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds and Affiliated Purchasers. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, Registrant’s principal executive officer and principal financial officer concluded that such disclosure controls and procedures are effective.

(b)       There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. (a) Not applicable to open-end investment companies.

(b) Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Any code of ethics.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 is filed herewith.

(a)(3) Not applicable for open-end investment companies.

(a)(4) Not applicable.

(b) Certification required by Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Copeland Trust

By: /s/ Mark W. Giovanniello_____________

Mark W. Giovanniello, Principal Executive Officer

Date 2/7/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Mark W. Giovanniello _____________

Mark W. Giovanniello, Principal Executive Officer

Date 2/7/2020

By: /s/ Steven J. Adams__________________

Steven J. Adams, Principal Financial Officer

Date 2/7/2020